UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Virgin Galactic Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To the Stockholders of Virgin Galactic Holdings, Inc. The 2025 Annual Meeting of Stockholders of Virgin Galactic Holdings, Inc. will be held virtually on June 5, 2025 at 9:00 A.M. Pacific time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at https://web.viewproxy.com/SPCE/2025 and then using your Virtual Control Number below. Your registration must be received by 11:59 P.M. Eastern time on June 4, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “General Information about the Annual Meeting and Voting.” Voting Items Proposal 1 – To elect the director nominees listed in the Proxy Statement. Nominees: 1a. Raymond Mabus, Jr. 1d. Luigi Brambilla 1g. Wanda Sigur 1b. Michael Colglazier 1e. Tina Jonas 1h. Diana Strandberg 1c. Henio Arcangeli, Jr. 1f. Craig Kreeger 1i. W. Gilbert (Gil) West Proposal 2 – Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. Proposal 3 – Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. Proposal 4 – Approval of the Third Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan. Proposal 5 – Approval of the Virgin Galactic Holdings, Inc. 2025 Employee Stock Purchase Plan. To transact other business as may properly come before the meeting or any adjournment or postponement thereof. The proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5. Virgin Galactic Holdings, Inc. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 5, 2025 at 9:00 A.M. Pacific time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice to Stockholders, Proxy Statement and Annual Report are available at https://web.viewproxy.com/SPCE/2025. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 28, 2025 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL - ONLY ANNUAL MEETING. VIRTUAL CONTROL NUMBER INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: Go to https://web.viewproxy.com/SPCE/2025. Have the 11-digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet or to request proxy materials.

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2025 Annual Meeting of Stockholders of Virgin Galactic Holdings, Inc. will be held virtually on June 5, 2025 at 9:00 A.M. Pacific time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at https://web.viewproxy.com/SPCE/2025 using your Virtual Control Number. Your registration must be received by 11:59 P.M. Eastern time on June 4, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “General Information about the Annual Meeting and Voting.” HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING To View The Annual Meeting Online: Have your 11-digit control number in hand and visit https://web.viewproxy.com/SPCE/2025. Your registration must be received by 11:59 P.M. Eastern time on June 4, 2025. To Request and Receive a Paper or E-Mail Copy of the Company’s 2025 Proxy Statement and 2024 Annual Report: By Internet: https://web.viewproxy.com/SPCE/2025. By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING Via Internet Prior to the Annual Meeting: Go to www.AALvote.com/SPCE. Have your 11-digit control number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/SPCE. Have your 11-digit control number available and follow the prompts. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX VIRGIN GALACTIC HOLDINGS, INC. 2025 Annual Meeting Vote by June 04, 2025 11:59 PM ET You invested in VIRGIN GALACTIC HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2025. View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 05, 2025 9:00 AM PDT Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at the below URL: https://web.viewproxy.com/SPCE/2025

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. VIRGIN GALACTIC HOLDINGS, INC. 2025 Annual Meeting Vote by June 04, 2025 11:59 PM ET 1. Election of Directors Nominees: 1a Raymond Mabus, Jr. 1d Luigi Brambilla 1g Wanda Sigur 1b Michael Colglazier 1e Tina Jonas 1h Diana Strandberg 1c Henio Arcangeli, Jr. 1f Craig Kreeger 1i W. Gilbert (Gil) West For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. For 3. Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. For 4. Approval of the Third Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan. For 5. Approval of the Virgin Galactic Holdings, Inc. 2025 Employee Stock Purchase Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.